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                                                                    EXHIBIT 10.6

                            STOCK PURCHASE AGREEMENT



        THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of September 7, 1995 by and between CombiChem, Inc., a California corporation (the "Company") and Todd Schmidt, an individual resident of the State of California (the "Purchaser").

                      THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Sale of Series C Preferred Shares. Subject to the terms and conditions of this Agreement, the Purchaser hereby purchases, and the Company hereby sells to the Purchaser, 8,065 shares of the Company's Series C Preferred Stock (the "Shares") in consideration and for services previously rendered by the Purchaser to the Company (the "Purchase Price"). The Purchaser and the Company each agree that the consideration paid to the Company by the Purchaser has a fair market value on the Closing Date of $5,000 in the form of services rendered.

        2. Closing. The purchase and sale of the Shares shall take place at the offices of the Company, simultaneous with the execution of this Agreement, or at such other place and time as the Company and the Purchaser shall mutually agree, either orally or in writing (the "Closing"). At the Closing, subject to the terms and conditions hereof, the Company shall deliver to the Purchaser a certificate, registered in the name Purchaser designates by notice to the Company, representing the Shares to be purchased by the Purchaser from the Company, dated the date of the Closing.

        3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

               (a) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company's obligations under this Agreement, and for the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company and the Purchaser shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

        4. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

               (a) Authorization. The Purchaser has the requisite legal power and authority to enter into this Agreement and that this Agreement when executed shall constitute a valid and legally binding obligation of the Purchaser.



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               (b) Investment Intent. This Agreement is made with the Purchaser in reliance upon his representation to the Company, which by its execution hereof he confirms, that the Shares have been acquired with his own property for investment for an indefinite period for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any third person, with respect to any of the Shares.

               (c) Reliance Upon the Purchaser's Representations. The Purchaser understands (i) that the Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), and (ii) that the Shares are being issued to the Purchaser on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and/or Regulation D promulgated thereunder and the exemption from qualification provided by Section 25102(f) of the Law, and (iii) that the Company's reliance on such exemptions is predicated on the Purchaser's representations set forth herein. The Purchaser realizes that the basis for the exemptions may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention. These exemptions only exempt the issuance of the Shares to the Purchaser and not any sale or other disposition of the Shares or any interest therein by the Purchaser.

               (d) Restricted Securities. The Purchaser hereby confirms that the Purchaser has been informed that the Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. In addition, the Purchaser understands that any resale or transfer must comply with applicable state securities laws. Accordingly, the Purchaser hereby acknowledges that the Purchaser is prepared to hold the Shares for an indefinite period, and that the Purchaser is familiar with the provisions of Rule 144 of the Securities and Exchange Commission issued under the Securities Act, and is aware that Rule 144 is not presently available to exempt the sale of the Shares from the registration requirements of the Securities Act.

               (e) Receipt of Information. The Purchaser acknowledges that he has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares. The Purchaser further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort


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or expense) necessary to verify the accuracy of any information furnished to
Purchaser or to which Purchaser had access.

               (f) Investment Experience. In connection with representations made herein, the Purchaser represents that he has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, has the ability to bear the economic risks of his investment and has been furnished with and has had access to all of the information he considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, and he had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

               (g) Limitations on Disposition. The Purchaser agrees that in no event will he make a disposition of any of the Shares, unless and until (i) he shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) he shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (a) such disposition will not require registration of such Shares under the Securities Act, or (b) that appropriate action necessary for compliance with the Securities Act has been taken, or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this subparagraph. The opinion shall also indicate that the disposition is exempt from, in compliance with, or qualified under all applicable state securities laws.

               (h) Public Sale. The Purchaser agrees not to make, without the prior written consent of the Company, any public offering or sale of the Shares, even if permitted to do so pursuant to Rule 144(k) promulgated under the Securities Act, until the earlier of (i) six months after the date on which the Company effects its initial registered public offering pursuant to the Securities Act or (ii) five years after the date of the Closing of this Agreement.

               (i) Legends. All certificates representing any shares of the Company subject to the provisions of this Agreement shall have endorsed thereon customary legends regarding:

                      (1) Restrictions on transfer under the Securities Act.

                      (2) Any legend required by state securities laws.

        5. Market Stand-Off Agreement. The Purchaser hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of an initial registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be


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similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                           (a) such agreement shall not exceed 180 days for the
first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                           (b) such agreement shall not exceed 90 days for any
subsequent registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

                      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares of the Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        6.     Miscellaneous.

               (a) Further Assurances. Each of the parties hereby agrees to execute and deliver such other documents and to take such further actions as may reasonably be requested by the other party in order to consummate the transactions contemplated herein or to carry out the intent of this Agreement.

               (b) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by advance written notice to the other party hereto.

               (c) Governing Law. This Agreement has been negotiated, executed and delivered in the State of California. The parties hereto agree that all questions pertaining to the validity and interpretation of this Agreement shall be determined in accordance with the laws of the State of California.

               (d) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, his successors and assigns.

               (e) Amendments and Waivers. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous understandings, written or oral. This Agreement may only be amended with the written consent of the parties hereto, or the successors or assigns of the foregoing, and no oral waiver or amendment shall be effective under any circumstances whatsoever.



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               (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered one and the same Agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

               (g) Severable Provisions. The provisions of this Agreement are severable, and if any one or more provisions may be determined to be judicially unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

               (h) Separate Counsel. The Purchaser acknowledges and agrees that Brobeck, Phleger & Harrison represents solely the Company and has not represented his interests and that the Purchaser has been provided the opportunity and encouraged to consult with counsel of the Purchaser's own choosing with respect to this Agreement. The Purchaser certifies and acknowledges that the Purchaser has carefully read all of the provisions of this Agreement and that the Purchaser fully understands and shall fully and faithfully comply with such provisions.







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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                           COMPANY:

                                           COMBICHEM, INC.,
                                           a California corporation



                                           By: /s/ Pierre Lamond
                                              ----------------------------------
                                           Title: Chairman
                                                 -------------------------------
                                  Address: 9050 Camino Santa Fe
                                           San Diego, California 92121


                                           PURCHASER:





                                           /s/ Todd Schmidt
                                           -------------------------------------
                                           Todd Schmidt

                                  Address: 20740 Elfin Forest Road
                                           Escondido, CA 92029





                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]